Exhibit 10.17

AMENDMENT #1 TO THE SECURITIES PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTE DATED JUNE 29, 2018

THIS AMENDMENT #1 (the “Amendment”) TO THE SECURITIES PURCHASE AGREEMENT AND

CONVERTIBLE PROMISSORY NOTE dated June 29, 2018, is entered into by and between Ironclad Encryption Corporation, a Delaware corporation (the “Company”), and Morningview Financial, LLC, a Wyoming limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.

The Company and Holder are the parties to that certain securities purchase agreement (the “SPA”) and convertible promissory note (the “Note”) in the principal amount of $115,500.00, all dated June 29, 2018; and

B.

The Parties desire to amend the SPA and Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

All references in the SPA and Note to “June 29, 2018” shall be replaced with “July 17, 2018”.

2.

This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the SPA and Note. Except as specifically modified hereby, all of the provisions of the SPA and Note which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Ironclad Encryption Corporation

By:   /s/ James McGraw

Name: James McGraw

Title: Chief Executive Officer

Morningview Financial, LLC

By:   /s/ Max Riccio

Name: Max Riccio

Title: Authorized Signatory

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